                                                                EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                    WEIGHTED AVERAGE PC RATE:    6.87946%

POOL NUMBER:  Group 1 = 1729, 1730

____________________________________________________________________________________________

ISSUE DATE:  04/27/2001

CERTIFICATE BALANCE AT ISSUE:    $449,318,319.75

                                                                  CERTIFICATE

                                                    TOTAL         ACCOUNT            CERTIFICATE

                                                    NUMBER OF     ACTIVITY           BALANCE

                                                    MORTGAGES     (@PC RATE)         OUTSTANDING

                                                    _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1065                          $441,219,436.48

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $397,416.29

Unscheduled Principal Collection/Reversals                           $274,042.06

Liquidations-in-full                                       19       $8,831,259.49

Net principal Distributed                                           $9,502,717.84     ($9,502,717.84)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1046                          $431,716,718.64

SCHEDULED INTEREST AT MORTGAGE RATE:                                $2,808,468.34

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                   $0.00

Interest Uncollected on Liquidation                                         $0.00

Interest Uncollected on Non-Earning Assets                                  $0.00

Net Unscheduled Interest Distributed                                        $0.00

OTHER:

Loan Conversion Fees                                                        $0.00

Expense Reimbursements                                                      $0.00

Gain on Liquidations                                                        $0.00

Hazard Insurance Premium Refunds                                            $0.00

Net Other Distributions                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $281,126.89

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                   $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                    $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $12,030,059.29

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                    WEIGHTED AVERAGE PC RATE:    6.87946%

POOL NUMBER:  Group 1 = 1729, 1730

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                             Total

   Distribution       Interest Due       Adjustment       Distribution          Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $9,502,717.84     $2,527,341.45             $0.00     $2,527,341.45              $0.00    $12,030,059.29

INSURANCE RESERVES

                         Original         Claims In           Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid            Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00              $0.00             $0.00             $0.00              $0.00

Special Hazard          $4,657,522.00             $0.00              $0.00             $0.00     $4,657,522.00

Bankruptcy Bond

   Single-Units           $125,331.00             $0.00              $0.00             $0.00       $125,331.00

   Multi-Units                  $0.00             $0.00              $0.00             $0.00             $0.00

Mortgage Repurchase     $1,857,081.95             $0.00             $0.00              $0.00     $1,857,081.95

DELINQUENT INSTALLMENTS

ONE                          TWO                           THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    5      $2,751,881.34         0              $0.00          0              $0.00

FOUR                         IN FORECLOSURE                ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0               $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6

Certificates immediately after the principal and interest distribution on

06/25/2001 are as follows:

                Class       Class Principal Balance

                B1                 $6,054,905.43

                B2                 $3,588,203.02

                B3                 $2,242,502.11

                B4                 $1,569,901.21

                B5                   $897,000.84

                B6                 $1,345,647.01

                              __________________

                Total             $15,698,159.62

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                             EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2001):

SERIES:  2001-5                 POOL NUMBER:  Group 1 = 1729, 1730

                           I                      II                      III

                     Total Loans In        Total Delinquent         Loans Delinquent

                     Mortgage Pool              Loans                   1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $431,716,718.64**        $2,751,881.34***        $2,751,881.34***

Number:                         1065                       5                       5

% of Pool:                    100.00%                   0.64%                   0.64%

(Dollars)

% of Pool:                    100.00%                   0.47%                   0.47%

(No. of Loans)

                            IV                       V                      VI

                    Loans Delinquent        Loans Delinquent            Loans In

                        2 Month                  3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                 $0.00***

Number:                           0                        0                       0

% of Pool:                    0.00%                     0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                     0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2001 scheduled payments and May 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

May 31, 2001.

Trading Factor, calculated as of distribution date : 0.96082599.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2001, and unscheduled prepayments in months prior to June ) can be calculated.